UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2010

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, February 17, 2010
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 001-11350
EMPLOYER ID NO. 59-0483700

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2010, Consolidated-Tomoka Land Co., a Florida corporation, issued a press release relating to the Company’s earnings for the quarter and year-ended December 31, 2009.  A copy of the press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith pursuant to Item 2.02 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

    ( c ) Exhibits.

      99.1 Press Release issued February 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSOLIDATED-TOMOKA LAND CO.

Date: February 17, 2010	/S/ Bruce W. Teeters Bruce W. Teeters, Senior Vice President - Finance and Treasurer, Chief Financial Officer